Exhibit 99.2

                                CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Bancorp Rhode Island, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer and Treasurer hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 12th day of November, 2002.




                                       /s/ Albert R. Rietheimer
                                       ---------------------------
                                           Albert R. Rietheimer
                                           Chief Financial Officer
                                           and Treasurer